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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  -------------

        Date of Report (Date of earliest event reported): AUGUST 1, 2000


                                  MESABI TRUST
             (Exact name of registrant as specified in its charter)


       NEW YORK                          1-4488                 13-6022277
(State or other jurisdiction          (Commission            (I.R.S. Employer
    of incorporation)                 File Number)          Identification No.)


                           C/O BANKERS TRUST COMPANY,
                        CORPORATE TRUST AND AGENCY GROUP
                                  P.O. BOX 318
                              CHURCH STREET STATION
                             NEW YORK, NY 10008-0318
                    (Address of principal executive officers)

                                 (212) 250-6519
              (Registrant's telephone Number, including area code)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective August 1, 2000, Mesabi Trust informed McGladrey & Pullen, LLP that it would not be selected to serve as their independent certified public accountants for the fiscal year ending January 31, 2001 and that Mesabi Trust has engaged Eide Bailly LLP to act as their independent certified public accountants for their fiscal year ending January 31, 2001. The decision to change accountants was unanimously made by the Trustees of the Mesabi Trust after McGladrey & Pullen's resignation as Mesabi Trust's independent accountants.

The reports of McGladrey & Pullen, LLP on Mesabi Trust financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During Mesabi Trust's two most recent fiscal years and through subsequent interim period to the date hereof, there have been no disagreements with McGladrey & Pullen, LLP on any matter of accounting principles or practices, financial statement disclosure, auditing scope or procedure, or any reportable events, which disagreements, if not resolved to the satisfaction of McGladrey &
Pullen, LLP, would have caused them to make reference to the subject matter of the disagreements in connection with their report on the financial statements for such years.

During the Registrant's two most recent fiscal years and during any subsequent interim period prior to the engagement of Eide Bailly LLP, neither Mesabi Trust nor anyone on its behalf has consulted the Registrant's newly engaged accountants regarding either the application of accounting principles to a specific transaction, whether completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and none of the "reportable events" described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933 have occurred. During the last two fiscal years and the subsequent interim period to the date hereof, neither the Registrant nor anyone on its behalf consulted Eide Bailly LLP regarding any matter or event set forth in Item 304(a)(2) of Regulation S-K.

Mesabi Trust has provided a copy of this disclosure to McGladrey & Pullen, LLP and has requested that McGladrey & Pullen, LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether McGladrey &
Pullen, LLP agrees with the above statements. A copy of this letter, dated July
31, 2000, is filed as Exhibit 16.0 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
         INFORMATION AND EXHIBITS.

         (c)      Exhibits.

                  Ex. 16.0 Letter from McGladrey & Pullen, LLP to the SEC dated
July 31, 2000.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MESABI TRUST
                                    -------------------------------------------
                                            (REGISTRANT)

                                    By: BANKERS TRUST COMPANY
                                        Corporate Trustee
                                    Principal Administrative Officer and duly
                                    authorized signatory:*


*Dated:  July 31, 2000              By:  /s/ Daniel M. Chipko
                                    -------------------------------------------
                                         Name:     Daniel M. Chipko
                                         Title:    Associate

*There are no directors
or executive officers
of the Registrant


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                                INDEX TO EXHIBITS

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

Item No.   Description                                   Method of Filing
-------    ----------                                    ---------------
16.0       Letter from McGladrey & Pullen, LLP to        Filed electronically
           the SEC, dated July 31, 2000................  herewith.
